Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Investment Trust
333-03715, 811-07619

A special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007, with the meeting for Nuveen NWQ Multi-Cap
Value Fund, Nuveen NWQ Large-Cap Value Fund,
Nuveen NWQ Small-Cap Value Fund and Nuveen
Tradewinds Value Opportunities Fund subsequently adjourned to October 22, 2007 and additionally adjourned to November 8, 2007 for Nuveen NWQ
Multi-Cap Value Fund, Nuveen NWQ Large-Cap
Value Fund and Nuveen Tradewinds Value
Opportunities Fund; Nuveen NWQ Multi-Cap
Value Fund and Nuveen Tradewinds Value
Opportunities Fund were additionally adjourned to November 12, 2007 and November 30, 2007., the meeting for Nuveen Balanced Stock and Bond Fund was subsequently adjourned to October 22, 2007, at this meeting shareholders were asked to vote on a New Investment Management Agreement and a
New Sub-Advisory Agreements.

The results of the vote for the new Investment
Management Agreement and Sub-Advisory
Agreements were as follows:



 Nuveen
NWQ Multi-
Cap Value
Fund

 Nuveen
NWQ Large-
Cap Value
Fund

 Nuveen
NWQ
Small/Mid-
Cap Value
Fund

 Nuveen NWQ
Small-Cap
Value Fund

 Nuveen
 Global
 Value
 Fund

 Nuveen
Tradewinds
Value
Opportunities
 Fund

To approve a
new investment
 management
 agreement







   For

                          25,898,164

                               353,886

                            9,489,499

                            2,648,664

                               380,438

                            7,292,046

   Against

                               701,405

                                   3,535

                                         -
                                 21,483

                                   3,058

                               157,353

   Abstain

                               853,250

                                   2,710

                                   3,901

                                 37,470

                                   1,593

                               200,084

   Broker Non
Votes

                            4,792,339

                               159,620

                               105,926

                            1,111,601

                               164,628

                            1,020,451

      Total

                          32,245,158

                               519,751

                            9,599,326

                            3,819,218

                               549,717

                            8,669,934








To approve a
new sub-
advisory
agreement
between
Nuveen Asset
Management
and NWQ
Investment
Management
Company, LLC







   For

                          25,788,217

                               353,937

                            9,489,499

                            2,642,556

                               378,911

                                         -
   Against

                               786,332

                                   3,723

                                         -
                                 27,027

                                   3,410

                                         -
   Abstain

                               878,270

                                   2,471

                                   3,901

                                 38,034

                                   2,768

                                         -
   Broker Non-
Votes


             4,792,339
                               159,620

                               105,926

                            1,111,601

                               164,628

                                         -
      Total

                          32,245,158

                               519,751

                            9,599,326

                            3,819,218

                               549,717

                                         -







To approve a
new sub-
advisory
agreement
between
Nuveen Asset
Management
and
Tradewinds
Global
Investors, LLC







   For

                                         -
                                         -
                                         -
                                         -
                               375,374

                            7,277,774

   Against

                                         -
                                         -
                                         -
                                         -
                                   3,410

                               168,978

   Abstain

                                         -
                                         -
                                         -
                                         -
                                   6,305

                               202,731

   Broker Non-
Votes

                                         -
                                         -
                                         -
                                         -
                               164,628

                            1,020,451

      Total

                                         -
                                         -
                                         -
                                         -
                               549,717

                            8,669,934


 Nuveen
Large-Cap
Value Fund

 Nuveen
Balanced
Stock and
Bond Fund

 Nuveen
Balanced
Municipal
and Stock
 Fund

To approve a
new investment
 management
agreement




   For

                            9,959,012

                            1,089,378

                            1,567,993

   Against

                               394,447

                                 39,105

                                 57,877

   Abstain

                               424,146

                                 39,535

                               104,782

   Broker Non-
Votes

                            2,626,510

                               395,564

                               465,702

      Total

                          13,404,115

                            1,563,582

                            2,196,354





To approve a
new sub-
advisory
agreement
between
Nuveen Asset
Management
and
Institutional
Capital LLC




   For

                            9,831,907

                            1,077,892

                            1,566,726

   Against

                               453,092

                                 46,007

                                 60,202

   Abstain

                               492,606

                                 44,119

                               103,724

   Broker Non-
Votes

                            2,626,510

                               395,564

                               465,702

      Total

                          13,404,115

                            1,563,582

                            2,196,354




Proxy materials are herein incorporated by reference to the SEC filing on August 29, 2007, under Conformed Submission Type DEF 14A, accession number 0000950137-07-013172.